Exhibit 99.3
<Mook Project ASEC 1210-3>

BRYANT M. MOOK, B.SC., M.ENG.
PETROLEUM ENGINEER AND GEOLOGIST
12926 KING CIRCLE
HOUSTON, TEXAS 77429-2936
TELE: +1 (713) 623-1158 • MOBILE: +1 (281) 253-2464
NEW YORK, NY TEL: +1 (212) 518-7752
LONDON, UK TEL: +44 (0) 20 7993 8268

May 17, 2011

Scott Mahoney
Chief Financial Officer
American Standard Energy Corp.

Subject:	Evaluation of Proved Developed Producing
Oil and Gas Reserves
To the Interests of
American Standard Energy Corporation
In Selected Leases
Located in Arkansas, New Mexico, Oklahoma and Texas
Effective December 31, 2010
For Disclosure to the
Securities and Exchange Commission
Mook Project ASEC 1210-3

Bryant M. Mook Petroleum Engineering and Geological Advisor (Mook) has performed an engineering evaluation to estimate proved developed producing (PDP) reserves and future net revenue from oil and gas properties to the subject interests. This evaluation was requested by Mr. Scott Mahoney as an officer of American Standard Energy Corp., (ASEC). Projections of the reserves and the future net revenue to the evaluated interests are based on economic parameters and operating conditions considered applicable as of December 31, 2010 and are pursuant to the financial reporting requirements of the Securities and Exchange Commission (SEC). This evaluation, in combination with other documents and data is being used by ASEC for financial purposes.

The reserves included were estimated using deterministic methods and presented as incremental quantities.  Under the deterministic incremental approach, discrete quantities of reserves are estimated and assigned separately as proved, probable or possible based on their individual level of uncertainty.  Because of the differences in uncertainty, caution should be exercised when aggregating quantities of oil and gas from different reserves categories.  Furthermore, the reserves and income quantities attributable to the different reserve categories that are included have not been adjusted to reflect these varying degrees of risk associated with them and thus are not comparable.

1

<Mook Project ASEC 1210-3>

The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and gas, and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with the definitions set forth by Item 4-10(a) of Regulation S-X.  The process of estimating the quantities of recoverable oil and gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into three broad categories or methods: (1) performance-based methods, (2) volumetric-based methods and (3) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves. Reserve evaluators must select the method or combination of methods that in their professional judgment is most appropriate given the nature and amount of reliable geoscience and engineering data available at the time of the estimate, the established or anticipated performance characteristics of the reservoir being evaluated and the stage of development or producing maturity of the property.

Following is a summary of the results of the evaluation effective December 31, 2010:

Net Reserves to the	Proved Developed
Evaluated Interests:	Producing (PDP)
Oil/Condensate (MBO)	453.2
Gas (MMCF)	8,312.1
Future Net Revenue, M$
Undiscounted	$45,532.7
Discounted, NPV 10%	$17,974.3

The attached definitions describe all categories of reserves and the discussion describes and includes the information for this evaluation.

It has been a pleasure to serve ASEC by preparing this engineering evaluation. I will retain all related data and ancillary information in my files and will be available for review at your convenience.

Yours truly,

2

<Mook Project ASEC 1210-3>

BRYANT M. MOOK, B.SC., M.ENG.
PETROLEUM ENGINEER AND GEOLOGIST
12926 KING CIRCLE
HOUSTON, TEXAS 77429-2936
TELE: +1 (713) 623-1158 • MOBILE: +1 (281) 253-2464
NEW YORK, NY TEL: +1 (212) 518-7752
LONDON, UK TEL: +44 (0) 20 7993 8268

May 17, 2011

Scott Mahoney
Chief Financial Officer
American Standard Energy Corp.

Subject:	Evaluation of Proved Undeveloped
Oil and Gas Reserves
To the Interests of
American Standard Energy Corporation
In Selected Leases
Located in Arkansas, New Mexico, Oklahoma and Texas
Effective December 31, 2010
For Disclosure to the
Securities and Exchange Commission
Mook Project ASEC 1210-3

Bryant M. Mook Petroleum Engineering and Geological Advisor (Mook) has performed an engineering evaluation to estimate proved developed producing (PDP) reserves and future net revenue from oil and gas properties to the subject interests. This evaluation was requested by Mr. Scott Mahoney as an officer of American Standard Energy Corp., (ASEC). Projections of the reserves and the future net revenue to the evaluated interests are based on economic parameters and operating conditions considered applicable as of December 31, 2010 and are pursuant to the financial reporting requirements of the Securities and Exchange Commission (SEC). This evaluation, in combination with other documents and data is being used by ASEC for financial purposes.

The reserves included were estimated using deterministic methods and presented as incremental quantities.  Under the deterministic incremental approach, discrete quantities of reserves are estimated and assigned separately as proved, probable or possible based on their individual level of uncertainty.  Because of the differences in uncertainty, caution should be exercised when aggregating quantities of oil and gas from different reserves categories.  Furthermore, the reserves and income quantities attributable to the different reserve categories that are included have not been adjusted to reflect these varying degrees of risk associated with them and thus are not comparable.

1

<Mook Project ASEC 1210-3>

The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and gas, and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with the definitions set forth by Item 4-10(a) of Regulation S-X.  The process of estimating the quantities of recoverable oil and gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into three broad categories or methods: (1) performance-based methods, (2) volumetric-based methods and (3) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves. Reserve evaluators must select the method or combination of methods that in their professional judgment is most appropriate given the nature and amount of reliable geoscience and engineering data available at the time of the estimate, the established or anticipated performance characteristics of the reservoir being evaluated and the stage of development or producing maturity of the property.

Following is a summary of the results of the evaluation effective December 31, 2010:

Net Reserves to the	Proved
Evaluated Interests:	Undeveloped
(PUD)
Oil/Condensate (MBO)	1,065.0
Gas (MMCF)	3,525.6
Future Net Revenue, M$
Undiscounted	$70,237.6
Discounted, NPV 10%	$28,856.5

The attached definitions describe all categories of reserves and the discussion describes and includes the information for this evaluation.

It has been a pleasure to serve ASEC by preparing this engineering evaluation. I will retain all related data and ancillary information in my files and will be available for review at your convenience.

Yours truly,

2